EXHIBIT 10.18

              AMENDMENTS TO THE SAND HILL FINANCE PROMISSORY NOTES




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                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of May 9, 2006 (the "AMENDMENT"), by and between SAND HILL FINANCE, LLC ("LENDER") and CIROND CORPORATION ("BORROWER").

                                    RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of April 3, 2006 (the "AGREEMENT"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

         1.   Section 1.1 is amended to read as follows:

              1.1 ADVANCES. Subject to the terms and conditions of this Agreement, Lender agrees to make Advances to Borrower in its sole discretion in an aggregate principal amount of up to $1,500,000. Payments will be made in accordance with the Note, as defined herein. Borrower shall request each Advance in writing. Each such request shall constitute Borrower's representation to Lender that a of the date of such request and the proposed date of such Advance
(i) the Representations and Warranties set forth in Section 4 of the Agreement are true and correct and (ii) an Event of Default has not occurred or is continuing. As further evidence of Borrower's obligation to repay the Advances, Borrower shall deliver to Lender a promissory note in substantially the form attached (the "Note"). Borrower authorizes Lender to maintain a record of Advances and payments under the Note, which shall be deemed correct absent manifest error.

         2. The reference in clause (i) in Section 5.1 to "30 days" is amended to read "60 days".

         3. The reference in Section 5.3 to "seven days" is amended to read "forty-five (45) days".

         4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

         5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                    CIROND CORPORATION


                                    By:      /s/ NICHOLAS MILLER
                                       -----------------------------------------

                                    Title:    PRESIDENT & C.E.O.
                                          --------------------------------------



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                                 FIRST AMENDMENT
                                       TO
                                 PROMISSORY NOTE

This First Amendment to Promissory Note is entered into as of May 8, 2006 (the "AMENDMENT"), by and between SAND HILL FINANCE, LLC ("LENDER") and CIROND CORPORATION ("BORROWER").

                                    RECITALS

Borrower delivered a promissory note dated April 4, 2006 (the "Note") to Lender. The parties desire to amend the Note in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

         1.   The  third  sentence  of  the  Note is amended to read as follows:
"Interest shall be payable quarterly, on July 1, 2006, October 1, 2006, and the Maturity Date."

         2.   The  reference to "April 30, 2006" is  amended  to  read  "May 15,
2006".

         3.   The  reference  to  "OEM  agreement"  is  amended  to  read   "OEM
agreements".

         4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be defined in the Note. The Note, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all Notes entered into in connection with the Note.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                     CIROND CORPORATION

                                     By:    /s/ NICHOLAS MILLER
                                        ----------------------------------------

                                     Title:    PRESIDENT & C.E.O.
                                           -------------------------------------

                                     SAND HILL FINANCE, LLC

                                     By:
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                                     Title:
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